EXHIBIT 99.2

On September 15, 2003, Captaris, Inc. (“Captaris” or the “Company”) and its wholly-owned subsidiary MediaTel Corporation (Delaware) (“MediaTel”) entered into an asset purchase agreement to sell the assets of MediaLinq, an outsourced division of Captaris operated by MediaTel, to Xpedite Systems, Inc. (“Xpedite”). MediaLinq provides outsourced e-document delivery services. Under the terms of the agreement, the purchase price paid by Xpedite is $15 million, subject to a post-closing net working capital adjustment, and the assumption of certain liabilities. The Company expects to recognize a gain on the sale of MediaLinq, net of income taxes, of approximately $6.1 million in the quarter ended September 30, 2003. The unaudited pro forma condensed consolidated financial statements set forth below have been adjusted to exclude the effect of the MediaLinq operating segment for each respective financial statement period. The adjustments presented in the pro forma condensed consolidated balance sheet assume the disposition of the MediaLinq operating segment occurred June 30, 2003 under the terms outlined above. The adjustments presented in the unaudited pro forma condensed consolidated statements of operations represent the pro forma historical results directly attributable to the MediaLinq operating segment. No significant allocations or estimates were included in preparing these adjustments.

The unaudited pro forma condensed consolidated financial statements are presented for illustrative purposes only and are not necessarily indicative of the operating results or financial position that would have actually occurred if the disposition had been consummated as of the date indicated, nor are they necessarily indicative of future operating results or financial position.

CAPTARIS, INC.

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

(in thousands, except share data)

(unaudited)

JUNE 30, 2003

	Historical	Adjustments		Pro Forma
ASSETS
Current assets:
Cash and cash equivalents	$14,450	$14,853	(1)	$29,303
Short-term investments, available for sale	21,786			21,786
Accounts receivable, net	15,218	(3,530	)(2)	11,688
Inventories	2,023			2,023
Deferred and income tax receivable	4,092	(417	)(2)	3,675
Prepaid expenses and other	1,854	(313	)(2)	1,541

Total current assets	59,423	10,593		70,016
Long-term investments, available for sale	39,438			39,438
Equipment and leasehold improvements, net	7,493	(2,183	)(2)	5,310
Goodwill, net	9,034			9,034
Intangible and other assets, net	2,250			2,250
Restricted cash	1,000			1,000
Deferred income taxes	1,572	(179	)(2)	1,393

Total assets	$120,210	$8,231		$128,441

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$5,428	$(1,240	)(2)	$4,188
Accrued compensation and benefits	3,822	(716	)(2)	3,106
Deferred revenue	9,025			9,025
Other accrued liabilities	2,158	4,165	(2)(3)	6,323

Total current liabilities	20,433	2,209		22,642

Shareholders’ equity:
Preferred stock, par value $.01 per share, 2,000,000 shares authorized; none outstanding	—			—
Common stock, par value $.01 per share, 120,000,000 shares authorized; 30,423,009 shares outstanding	304			304
Additional paid-in capital	62,069			62,069
Retained earnings	36,998	6,022	(4)	43,020
Accumulated other comprehensive income	406	—		406

Total shareholders’ equity	99,777	6,022		105,799

Total liabilities and shareholders’ equity	$120,210	$8,231		$128,441

(1)	Cash of $14.9 million due upon sale of MediaLinq, excluding cash due for post-closing net working capital adjustment.
(2)	Assets sold and liabilities assumed upon sale of MediaLinq including accrued income taxes related to the gain on sale of MediaLinq.
(3)	Includes sale related expenses consisting of investment banking, accounting and legal fees.
(4)	Gain on sale of MediaLinq, net of related income taxes.

CAPTARIS, INC.

SUMMARY PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share data)

(unaudited)

	Year Ended December 31,			Six Months Ended June 30,
	2002	2001	2000	2003	2002
Net sales:
Software products	$71,256	$69,321	$75,589	$33,839	$32,567
E-document services	—	—	—	—	—

Total net sales	71,256	69,321	75,589	33,839	32,567
Cost of sales:
Software products	27,080	26,066	23,972	12,244	12,091
E-document services	—	—	—	—	—

Total cost of sales	27,080	26,066	23,972	12,244	12,091

Gross profit	44,176	43,255	51,617	21,595	20,476

Operating expenses:
Research and development	10,376	11,958	8,740	4,805	4,656
Selling, general and administrative	40,600	45,376	35,624	18,352	19,700
Amortization of intangibles	1,202	5,161	1,726	114	900
Impairment of intangibles	5,529	—	—	—	5,529
Acquisition and related charges	—	1,900	—	—	—
Restructuring charges	2,034	1,042	—	—	2,034
Stock compensation expense (benefit)	(938)	1,145	—	807	(519)
Other	875	—	—	—	875

Total operating expenses	59,678	66,582	46,090	24,078	33,175

Operating income (loss)	(15,502)	(23,327)	5,527	(2,483)	(12,699)

Other income (expense):
Interest	2,422	3,243	3,464	806	1,311
Other, net	(200)	(139)	1,864	(46)	(442)

Other income	2,222	3,104	5,328	760	869

Income (loss) before income tax expense (benefit) and cumulative effect of change in accounting principle	(13,280)	(20,223)	10,855	(1,723)	(11,830)
Income tax expense (benefit)	(6,097)	(6,880)	3,066	(693)	(4,884)

Income (loss) before cumulative effect of change in accounting principle	$(7,183)	$(13,343)	$7,789	$(1,030)	$(6,946)

Basic earnings (loss) per common share prior to cumulative effect	$(0.23)	$(0.42)	$0.25	$(0.03)	$(0.22)
Weighted average common shares outstanding	31,780	32,020	30,898	30,274	31,858
Diluted earnings (loss) per common share prior to cumulative effect	$(0.23)	$(0.42)	$0.24	$(0.03)	$(0.22)
Weighted average common and potentially issuable common shares outstanding	31,780	32,020	32,297	30,274	31,858

CAPTARIS, INC.

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

(in thousands, except per share data)

(unaudited)

YEAR ENDED DECEMBER 31, 2002

	Historical	Adjustments		Pro Forma
Net sales:
Software products	$71,256	$—		$71,256
E-document services	23,345	(23,345	)(1)	—

Total net sales	94,601	(23,345)		71,256
Cost of sales:
Software products	27,080			27,080
E-document services	8,528	(8,528	)(2)	—

Total cost of sales	35,608	(8,528)		27,080

Gross profit	58,993	(14,817)		44,176

Operating expenses:
Research and development	11,969	(1,593	)(3)	10,376
Selling, general and administrative	49,782	(9,182	)(4)	40,600
Amortization of intangibles	1,202			1,202
Impairment of intangibles	5,529			5,529
Acquisition and related charges	—			—
Restructuring charges	2,119	(85	)(5)	2,034
Stock compensation expense (benefit)	(1,151)	213	(6)	(938)
Other	875	—		875

Total operating expenses	70,325	(10,647)		59,678

Operating income (loss)	(11,332)	(4,170)		(15,502)

Other income (expense):
Interest	2,446	(24)		2,422
Other, net	(200)	—		(200)

Other income	2,246	(24)		2,222

Income (loss) before income tax expense (benefit) and cumulative effect of change in accounting principle	(9,086)	(4,194)		(13,280)
Income tax expense (benefit)	(4,377)	(1,720	)(7)	(6,097)

Income (loss) before cumulative effect of change in accounting principle	$(4,709)	$(2,474)		$(7,183)

Basic earnings (loss) per common share prior to cumulative effect	$(0.15)	$(0.08)		$(0.23)
Weighted average common shares outstanding	31,780	31,780		31,780
Diluted earnings (loss) per common share prior to cumulative effect	$(0.15)	$(0.08)		$(0.23)
Weighted average common and potentially issuable common shares outstanding	31,780	31,780		31,780

(1)	Represents revenues of the MediaLinq operating segment for the period.
(2)	Represents cost of revenues for the MediaLinq operating segment for the period.
(3)	Represents research and development expenses for the MediaLinq operating segment for the period.
(4)	Represents selling, general and administrative expenses for the MediaLinq operating segment for the period.
(5)	Represents restructuring charges for the MediaLinq operating segment for the period.
(6)	Represents stock compensation benefit for the MediaLinq operating segment for the period.
(7)	Represents income tax at statutory rate of 41%, a blended federal and state income tax rate.

CAPTARIS, INC.

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

(in thousands, except per share data)

(unaudited)

YEAR ENDED DECEMBER 31, 2001

	Historical	Adjustments		Pro Forma
Net sales:
Software products	$69,321	$—		$69,321
E-document services	22,766	(22,766	)(1)	—

Total net sales	92,087	(22,766)		69,321
Cost of sales:
Software products	26,066			26,066
E-document services	9,087	(9,087	)(2)	—

Total cost of sales	35,153	(9,087)		26,066

Gross profit	56,934	(13,679)		43,255

Operating expenses:
Research and development	13,517	(1,559	)(3)	11,958
Selling, general and administrative	55,038	(9,662	)(4)	45,376
Amortization of intangibles	5,161			5,161
Impairment of intangibles	—			—
Acquisition and related charges	1,900			1,900
Restructuring charges	1,042			1,042
Stock compensation expense (benefit)	1,399	(254	)(5)	1,145
Other	—	—		—

Total operating expenses	78,057	(11,475)		66,582

Operating income (loss)	(21,123)	(2,204)		(23,327)

Other income (expense):
Interest	3,379	(136)		3,243
Other, net	(128)	(11)		(139)

Other income	3,251	(147)		3,104

Income (loss) before income tax expense (benefit) and cumulative effect of change in accounting principle	(17,872)	(2,351)		(20,223)
Income tax expense (benefit)	(5,916)	(964	)(6)	(6,880)

Income (loss) before cumulative effect of change in accounting principle	$(11,956)	$(1,387)		$(13,343)

Basic earnings (loss) per common share prior to cumulative effect	$(0.37)	$(0.04)		$(0.42)
Weighted average common shares outstanding	32,020	32,020		32,020
Diluted earnings (loss) per common share prior to cumulative effect	$(0.37)	$(0.04)		$(0.42)
Weighted average common and potentially issuable common shares outstanding	32,020	32,020		32,020

(1)	Represents revenues of the MediaLinq operating segment for the period.
(2)	Represents cost of revenues for the MediaLinq operating segment for the period.
(3)	Represents research and development expenses for the MediaLinq operating segment for the period.
(4)	Represents selling, general and administrative expenses for the MediaLinq operating segment for the period.
(5)	Represents stock compensation expense for the MediaLinq operating segment for the period.
(6)	Represents income tax at statutory rate of 41%, a blended federal and state income tax rate.

CAPTARIS, INC.

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

(in thousands, except per share data)

(unaudited)

YEAR ENDED DECEMBER 31, 2000

	Historical	Adjustments		Pro Forma
Net sales:
Software products	$75,589	$—		$75,589
E-document services	24,948	(24,948	)(1)	—

Total net sales	100,537	(24,948)		75,589
Cost of sales:
Software products	23,972			23,972
E-document services	9,435	(9,435	)(2)	—

Total cost of sales	33,407	(9,435)		23,972

Gross profit	67,130	(15,513)		51,617

Operating expenses:
Research and development	10,223	(1,483	)(3)	8,740
Selling, general and administrative	45,042	(9,418	)(4)	35,624
Amortization of intangibles	1,726			1,726
Impairment of intangibles	—			—
Acquisition and related charges	—			—
Restructuring charges	—			—
Stock compensation expense (benefit)	—			—
Other	—	—		—

Total operating expenses	56,991	(10,901)		46,090

Operating income (loss)	10,139	(4,612)		5,527

Other income (expense):
Interest	3,779	(315)		3,464
Other, net	1,864	—		1,864

Other income	5,643	(315)		5,328

Income (loss) before income tax expense (benefit) and cumulative effect of change in accounting principle	15,782	(4,927)		10,855
Income tax expense (benefit)	5,086	(2,020	)(5)	3,066

Income (loss) before cumulative effect of change in accounting principle	$10,696	$(2,907)		$7,789

Basic earnings (loss) per common share prior to cumulative effect	$0.35	$(0.09)		$0.25
Weighted average common shares outstanding	30,898	30,898		30,898
Diluted earnings (loss) per common share prior to cumulative effect	$0.33	$(0.09)		$0.24
Weighted average common and potentially issuable common shares outstanding	32,297	32,297		32,297

(1)	Represents revenues of the MediaLinq operating segment for the period.
(2)	Represents cost of revenues for the MediaLinq operating segment for the period.
(3)	Represents research and development expenses for the MediaLinq operating segment for the period.
(4)	Represents selling, general and administrative expenses for the MediaLinq operating segment for the period.
(5)	Represents income tax at statutory rate of 41%, a blended federal and state income tax rate.

CAPTARIS, INC.

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

(in thousands, except per share data)

(unaudited)

SIX MONTHS ENDED JUNE 30, 2003

	Historical	Adjustments		Pro Forma
Net sales:
Software products	$33,839	$—		$33,839
E-document services	11,819	(11,819	)(1)	—

Total net sales	45,658	(11,819)		33,839
Cost of sales:
Software products	12,244			12,244
E-document services	4,241	(4,241	)(2)	—

Total cost of sales	16,485	(4,241)		12,244

Gross profit	29,173	(7,578)		21,595

Operating expenses:
Research and development	5,664	(859	)(3)	4,805
Selling, general and administrative	23,286	(4,934	)(4)	18,352
Amortization of intangibles	114			114
Stock compensation expense	1,104	(297	)(5)	807

Total operating expenses	30,168	(6,090)		24,078

Operating income (loss)	(995)	(1,488)		(2,483)

Other income (expense):
Interest	810	(4)		806
Other, net	(46)	—		(46)

Other income	764	(4)		760

Income (loss) before income tax expense (benefit)	(231)	(1,492)		(1,723)
Income tax expense (benefit)	(81)	(612	)(6)	(693)

Net income (loss)	$(150)	$(880)		$(1,030)

Basic earnings (loss) per common share	$(0.00)	$(0.03)		$(0.03)
Weighted average common shares outstanding	30,274	30,274		30,274
Diluted earnings (loss) per common share	$(0.00)	$(0.03)		$(0.03)
Weighted average common and potentially issuable common shares outstanding	30,274	30,274		30,274

(1)	Represents revenues of the MediaLinq operating segment for the period.
(2)	Represents cost of revenues for the MediaLinq operating segment for the period.
(3)	Represents research and development expenses for the MediaLinq operating segment for the period.
(4)	Represents selling, general and administrative expenses for the MediaLinq operating segment for the period.
(5)	Represents stock compensation expense for the MediaLinq operating segment for the period.
(6)	Represents income tax at statutory rate of 41%, a blended federal and state income tax rate.

CAPTARIS, INC.

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

(in thousands, except per share data)

(unaudited)

SIX MONTHS ENDED JUNE 30, 2002

	Historical	Adjustments		Pro Forma
Net sales:
Software products	$32,567	$—		$32,567
E-document services	11,724	(11,724	)(1)	—

Total net sales	44,291	(11,724)		32,567
Cost of sales:
Software products	12,091			12,091
E-document services	4,257	(4,257	)(2)	—

Total cost of sales	16,348	(4,257)		12,091

Gross profit	27,943	(7,467)		20,476

Operating expenses:
Research and development	5,447	(791	)(3)	4,656
Selling, general and administrative	24,552	(4,852	)(4)	19,700
Amortization of intangibles	900			900
Impairment of intangible assets	5,529			5,529
Restructuring charges	2,119	(85	)(5)	2,034
Stock compensation expense (benefit)	(614)	95	(6)	(519)
Other	875	—		875

Total operating expenses	38,808	(5,633)		33,175

Operating income (loss)	(10,865)	(1,834)		(12,699)

Other income (expense):
Interest	1,324	(13)		1,311
Other, net	(442)	—		(442)

Other income	882	(13)		869

Income (loss) before income tax expense (benefit)	(9,983)	(1,847)		(11,830)
Income tax expense (benefit)	(4,127)	(757	)(7)	(4,884)

Net income (loss) before cumulative effect of change in accounting principle	$(5,856)	$(1,090)		$(6,946)

Basic earnings (loss) per common share before effect of change in accounting principle	$(0.18)	$(0.03)		$(0.22)
Weighted average common shares outstanding	31,858	31,858		31,858
Diluted earnings (loss) per common share before effect of change in accounting principle	$(0.18)	$(0.03)		$(0.22)
Weighted average common and potentially issuable common shares outstanding	31,858	31,858		31,858

(1)	Represents revenues of the MediaLinq operating segment for the period.
(2)	Represents cost of revenues for the MediaLinq operating segment for the period.
(3)	Represents research and development expenses for the MediaLinq operating segment for the period.
(4)	Represents selling, general and administrative expenses for the MediaLinq operating segment for the period.
(5)	Represents restructuring charges for the MediaLinq operating segment for the period.
(6)	Represents stock compensation benefit for the MediaLinq operating segment for the period.
(7)	Represents income tax at statutory rate of 41%, a blended federal and state income tax rate.